UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

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Bucyrus CEO & Regional SVP Webcast Script – Portuguese Transcript

Tim Sullivan: Olá, obrigado por sua presença. O objetivo desse webcast é proporcionar a vocês informações específicas pertinentes ao recente anúncio da aquisição de nossa empresa pela Caterpillar.

Tenho aqui comigo alguns convidados. Marcus Berto, VPS do Hemisfério Sul, Dr. Dieter Gessner – VPS da Europa, Ásia e Norte da África, e John Oliver – VPS da América do Norte.

Sei que alguns de vocês se surpreenderam com a notícia da aquisição da Caterpillar e querem saber o porquê dessa decisão. Gostaríamos de tomar alguns minutos de seu tempo para explicar o que ocorreu e o raciocínio por trás dessa decisão de nosso Conselho Diretor.

Desde quando se tornou empresa de capital aberto em 2004, a Bucyrus se deu muito bem. Toda a nossa equipe tem contribuído de forma excelente para que chegássemos a esse ponto. Bucyrus é um líder global no setor de mineração. Nós temos uma marca forte e uma base forte para crescimento. Nós temos produtos fabulosos para mineração de superfície e subterrânea. Nós somos reconhecidos por nossa liderança tecnológica. E temos uma rede forte e diversificada de clientes leais, além de uma base de funcionários talentosos e dedicados que tornou tudo isso possível.

Então, não é absurdo perguntar, por que vender? Nosso Conselho debateu bastante essa questão. A resposta tem vários elementos.

Primeiro, em nosso Mercado global, está claro que à medida que nossos clientes crescem, eles querem lidar com grandes fornecedores dotados de recursos e capacidades significantes. Caterpillar é uma dessas empresas. É uma empresa global de 52 bilhões de dólares. Segundo, talvez mais importante, eles compartilham nossos valores em termos de levar os melhores produtos e serviços a nossos clientes- Isso não significa que não podíamos continuar concorrendo como uma empresa independente, todavia, determinamos que a fusão proposta nos permite maximizar nosso verdadeiro valor bem como proporcionar a nossa empresa, nossos produtos e nossos funcionários viabilidade de longo prazo.

Nos últimos anos, a Caterpillar tem procurado expandir sua linha de produtos em direção ao setor de mineração. Eles reconheceram nosso sucesso. Ao oferecer à sua base de clientes a nossa linha de produtos, estaremos concedendo à nossa empresa uma oportunidade magnífica de atender as crescentes demandas de clientes. Nossos clientes sabem que a combinação dessas linhas de produtos complementares irá garantir serviços e suporte superiores em longo prazo. O feedback que recebemos durante os últimos dias indica que nossa base global de clientes está de pleno acordo com essa transação.

Finalmente, digo que um dos mais importantes aspectos das deliberações de nosso conselho focalizava o impacto que essa transação teria em nossos funcionários, fornecedores e ou tos interessados. Determinamos que a Caterpillar respeita e valoriza os funcionários da Bucyrus e tudo que realizamos até hoje. Uma reflexão clara desse respeito é o fato de que a Caterpillar se comprometeu a localizar sua sede mundial de equipamento de mineração em Milwaukee, e a continuar comercializando os nossos produtos sob a marca Bucyrus.

Estou confiante de que encontramos um parceiro excelente na Caterpillar e acredito plenamente que isso trará bons resultados para nossa empresa e interessados. A Caterpillar tem um histórico de 85 anos, e compartilha nosso compromisso de oferecer produtos inovadores e serviços excepcionais aos clientes, criando um ambiente de trabalho colaborativo e seguro para nossos funcionários, reduzindo o impacto no meio ambiente e proporcionando um forte desempenho financeiro. Resumindo, eles compartilham os valores básicos que nos direcionam a realizar o nosso trabalho diário.

Agora, gostaria de apresentar Marcus Berto e pedir que compartilhe algumas palavras com vocês. Marcus…

Marcus Berto: Obrigado Tim. Gostaria de dizer a todos que tudo isso são boas notícias para a Bucyrus e nosso sucesso de longo prazo como empresa. O mais importante é o compromisso da Caterpillar com a segurança. Como a Bucyrus, a Caterpillar põe segurança em primeiro lugar e faz tudo para assegurar que ao final do dia os funcionários voltem pra casa da mesma forma que chegaram. Isso é muito importante pra nós.

Ademais, nossa parceria com a Caterpillar nos posicionará como o melhor mundo no setor de Equipamento de Mineração. Após concluirmos essa transação, poderemos oferecer serviços e suporte ainda melhores a nossos clientes de mineração, alavancando a força de nosso atual relacionamento com nossos clientes.

Por ultimo, há muito que aprender um do outro. Ainda temos de 6 a 9 meses antes da conclusão dessa transação e até então seguiremos operando como duas empresas separadas. Temos metas bastante agressivas para alcançar até o fim deste ano. Eu sei que alçaremos todos os nossos objetivos Peço a todos que continuem trabalhando com segurança, duro, e fazendo todo o possível para ultrapassarmos as metas de 2010.

Tim Sullivan: Obrigado Marcus. Agora, gostaria de apresentar o Dr. Dieter Gessner, VPS da Europa, Ásia Norte da África.. Dieter…

Dieter Gessner: Obrigado Tim. É um prazer estar aqui hoje e ter essa oportunidade de falar com vocês sobre a venda de nossa empresa para a Caterpillar. Sei que muita preocupação sobre essa transação e ao mesmo tempo muito entusiasmo.

A grande vantagem dessa transação é oferecer oportunidades de crescimento para ambas as empresas. Há muito pouca coincidência entre os produtos da Bucyrus e os da Caterpillar. Juntos, combinaremos nossas linhas de produtos com maior rede mundial de distribuição no setor de mineração.

Na Bucyrus, você faz a diferença. Nosso compromisso com segurança, confiabilidade, qualidade, inovação, e com nossos clientes são os mesmos que você irá encontrar na organização Caterpillar. Todos teremos que trabalhar para o sucesso dessa transação.

Há muito pouco que discutir com a Caterpillar antes de fecharmos a transação. Compartilharemos novas informações com vocês na medida do possível. Hoje, nós somos Bucyrus. Temos muito a fazer durante o restante de 2010 para alcançar nossa meta e precisamos que vocês se mantenham focados e que continuem oferecendo o melhor suporte a nossos clientes.

Tim Sullivan: Obrigado Dieter.. Para falar á nossa equipe Norte Americana, gostaria de apresentar John Oliver. John…

John Oliver: Obrigado Tim. Essas são boas notícias para a Bucyrus e para o setor de mineração. Nessa situação, durante a venda de nossa empresa, a primeira reação pode ser de temor e ansiedade. É importante saber que a Caterpillar tem, em muitos casos, muito que aprender com a Bucyrus, e vice-versa. O que impulsiona a Bucyrus é nossa disposição de aceitar mudanças e nossa capacidade de responder agilmente em qualquer situação. Essas são duas características que a Caterpillar vê como força em nossa organização.

Embora a Caterpillar tenha há tempos uma presença no setor de mineração, ela a tem conseguido através de duas linhas de produtos. Caminhões de carta e buldozers. Atualmente, a Bucyrus oferece a linha de produtos mais abrangente no setor de mineração. Isso não inclui apenas os produtos. Inclui nossos conhecimentos de engenharia e fabricação, bem como as mais bem informadas equipe de vendas e serviços no campo. Nosso pessoal, junto com nossos produtos, são elementos complementares para a Caterpillar.

Estaremos definindo uma equipe de integração durante as próximas semanas para trabalhar junto com uma equipe da Caterpillar, e assegurar que a união dessas duas organizações seja realizada da forma mais eficaz. Até então, por volta do meio do ano de 2011, devemos continuar fazendo o que fazemos melhor. Servir nossos clientes da forma mais segura possível.

Tim Sullivan: Obrigado John.

Eu sei que todos você terão perguntas sobre o isso significa para cada um de nós. É bastante razoável. Tenho o prazer de anunciar que, após a conclusão da transação, o maioria de vocês terá a oportunidade de pertencer a uma empresa maior. Caterpillar está tão comprometida como nós, com o crescimento e sucesso no mercado mundial de equipamento de mineração, e sabe que somos os especialistas no setor.

Para nossos clientes nada muda realmente. Continuaremos vendendo e servido nossos produtos, mas, com os atributos adicionais de nossas duas empresas combinadas:

CAT Financial – para financiar seu equipamento

Segundo, CAT Logistics – uma melhoria sobre como levar seu produto ao mercado

Alavancar o melhor do Sistema de Produção Bucyrus e do Sistema de Produção Caterpillar.

Componentes CAT – Adicionaremos esses componentes à nossa linha de produtos à medida que progredimos.

Certamente, um pacote mais poderoso que nos permitirá competir em nível bem mais elevado.

Qualquer fusão de duas empresas cria um ambiente de mudança. Nos últimos quatro anos a combinação Bucyrus, DBT e Terex nos tornou efetivamente especialistas em integração. Mesmo assim, sei que mudanças causam ansiedade e distração. Embora seja cedo para oferecer detalhes específicos sobre essa fusão, posso afirmar que a Caterpillar valoriza nosso pessoal, e que sua maior prioridade é assegurar que essa nova empresa conjunta alcance sucesso. É importante também que você entenda que essa transação levará vários meses para ser fechada, de forma que nada irá acontecer de imediato.

A assinatura do acordo é apenas o primeiro passo do processo. Devemos obter ainda aprovação dos acionistas e das agências reguladoras. Até então, funcionaremos e concorreremos como duas empresas independentes. Então, é importante que vocês não entrem em discussão direta com qualquer funcionário da Caterpillar, ou qualquer distribuidor Caterpillar, até o fechamento da transação.

Com o John disse, enquanto progredimos, ocorrerá um processo de integração bem planejado. Liderado por uma equipe de representantes de ambas as organizações À medida que forem surgindo questões faremos o possível para responder.

Afora, peço que se mantenham focados. Seguimos com nossos negócios habituais. Atender as necessidades de nossos clientes continuará sendo nossa maior prioridade. É de vital importância encerrar o ano fiscal de 2010 com um forte desempenho.

Agradeço bastante sua dedicação à nossa Empresa, e o tempo que nos concedeu durante esse webcast.

Essa transação é um testemunho da força da marca global Bucyrus e dos valores criados por sua equipe de funcionários. Devemos todos nos orgulhar de nossas realizações. Obrigado por seu trabalho e compromisso contínuos em prol da Bucyrus.

Additional Information Relating to Bucyrus and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Bucyrus by Caterpillar. In connection with the proposed merger, Bucyrus intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A, which will be mailed to stockholders of Bucyrus.

Bucyrus stockholders are urged to read all relevant documents filed with the SEC, including the proxy statement, because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement (when available), as well as other filed documents, without charge, at the SEC’s website (http://www.sec.gov). Free copies of Bucyrus’s filings may be obtained by directing a request to Bucyrus’s Investor Relations by telephone to (414)768-4000, in writing to Bucyrus, Attention: Investor Relations, 1100 Milwaukee Avenue, South Milwaukee, WI 53172, by email to amalingowski@bucyrus.com or at Bucyrus’s website (http://www.bucyrus.com).

Bucyrus and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the stockholders of Bucyrus with respect to the proposed transaction. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction. Information regarding Bucyrus’s directors and executive officers is also available in Bucyrus’s definitive proxy statement for its 2010 Annual Meeting of Stockholders filed with the SEC on March 12, 2010. These documents are available free of charge at the SEC’s web site at http://www.sec.gov and from Investor Relations at Bucyrus.

Caution Concerning Forward-Looking Statements Relating to Bucyrus

Statements in this communication that relate to Bucyrus’s future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Future events, risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from those expressed or implied in these forward-looking statements. These forward-looking statements may be identified by the use of predictive, future tense or forward-looking terminology, such as “believes,” “anticipates,” “expects,” “estimates,” “intends,” “may,” “will” or similar terms. The material factors and assumptions that could cause actual results to differ materially from current expectations include, without limitation, the following: (1) the inability to close the merger in a timely manner; (2) the inability to complete the merger due to the failure to obtain stockholder approval and adoption of the merger agreement and approval of the merger or the failure to satisfy other conditions to completion of the merger, including required regulatory approvals; (3) the failure of the transaction to close for any other reason; (4) the effect of the announcement of the transaction on Bucyrus’s business relationships, operating results and business generally; (5) the possibility that the anticipated synergies and cost savings of the merger will not be realized, or will not be realized within the expected time period; (6) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (7) diversion of management’s attention from ongoing business concerns; (8) general competitive, economic, political and market conditions and fluctuations; (9) actions taken or conditions imposed by the governmental or regulatory authorities; (10) adverse outcomes of pending or threatened litigation or government investigations; (11) the impact of competition in the industries and in the specific markets in which Bucyrus operates; and (12) other factors that may affect future results of the combined company described in the section entitled “Risk Factors” in the proxy statement to be mailed to Bucyrus’s stockholders Bucyrus’s filings with the SEC that are available on the SEC’s web site located at http://www.sec.gov, including the section entitled “Risk Factors” in Bucyrus’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009. Readers are strongly urged to read the full cautionary statements contained in those materials. All forward-looking statements attributable to Bucyrus are expressly qualified in their entirety by the foregoing cautionary statements. We assume no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.